UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 2007

THE SERVICEMASTER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

860 Ridge Lake Boulevard, Memphis, Tennessee		38120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (901) 597-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒        Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐          Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On March 18, 2007, The ServiceMaster Company (“ServiceMaster”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ServiceMaster Global Holdings, Inc. (formerly CDRSVM TopCo, Inc.) (“Parent”) and CDRSVM Acquisition Co., Inc., an indirect wholly owned subsidiary of Parent (“Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into ServiceMaster, with ServiceMaster as the surviving corporation of the merger (the “Merger”). As a result of the Merger, ServiceMaster will become an indirect wholly owned subsidiary of Parent and each outstanding share of ServiceMaster common stock (other than shares as to which dissenters’ rights are perfected) will be converted into the right to receive $15.625 in cash.

Unless the context requires otherwise, “ServiceMaster”, the “Company”, “we”, “us” and “our” refers to The ServiceMaster Company and the entities that will be its consolidated subsidiaries, which will include all of ServiceMaster’s existing operations, after consummation of the Merger described herein.

The Company hereby furnishes the information regarding its business contained in Exhibit 99.1 of this Current Report on Form 8-K (this “Current Report”) which information was prepared in connection with the financing activities related to the Merger.  Exhibit 99.1 is incorporated in this Current Report by reference.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This Current Report contains “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes”, “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects” or “anticipates” or similar expressions that concern our strategy, plans or intentions. Any statements made relating to the Merger described in this Current Report or to our estimated and projected earnings, margins, cost savings, expenditures, cash flows, growth rates, strategies and financial results are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results.

Some of the important factors that could cause actual results to differ materially from our expectations are more fully disclosed in our most recent Annual Report on Form 10-K, as amended, and our Quarterly Report for the period ended March 31, 2007, including, without limitation, in conjunction with the forward-looking statements included in this Current Report. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. We assume no obligation to publicly update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Factors that could cause actual results to differ materially from those expressed or implied in a forward-looking statement may include the following (among others): failure to obtain shareholder approval of the Merger Agreement or the failure to satisfy other closing conditions, including regulatory approvals, with respect to the proposed Merger; failure of Parent to obtain the necessary financing arrangements to pay the aggregate Merger consideration; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure of the proposed Merger to close for any other reason; the amount of the costs, fees, expenses and charges relating to the Merger and the actual terms of financings that will need to be obtained for the Merger; the impact of substantial indebtedness that will need to be incurred to finance the consummation of the Merger; our ability to generate the significant amount of cash needed to service our debt obligations; increases in interest rates; weather conditions and seasonality factors that affect the demand for our services; changes in the source and intensity of competition in our markets; higher fuel prices; increases in operating costs, such as higher insurance premiums, self-insurance costs and health care claim costs; labor shortages or increases in wages and salaries; the risk that the benefits from the Merger may not be fully realized or may take longer to realize than expected; changes in general economic conditions in the United States, especially as they may affect home resales, consumer confidence or spending levels; changes in the type or mix of our service offerings or products; governmental regulation, including telemarketing restrictions and environmental restrictions on pesticides and fertilizers; the successful consolidation of our headquarters in Memphis and our ability to recruit senior functional management personnel; changes in the estimated recoverable amounts of receivables related to hurricane disaster recovery work; the costs and effects of legal or administrative proceedings; risks inherent in acquisitions; and other factors described from time to time in documents filed by the Company with the Securities and Exchange Commission.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. By furnishing this information, we make no admission as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Non-GAAP Financial Measures

The information contained in Exhibit 99.1 to this Current Report includes presentations of EBITDA, Adjusted EBITDA, Run Rate Adjusted EBITDA and related ratios, which are supplemental measures of our performance that are not required by, or presented in accordance with, U.S. generally accepted accounting principles (“GAAP”). They are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as alternatives to net cash provided by operating activities as measures of our liquidity.  EBITDA means net income before (income) loss from discontinued operations, net of income taxes; provision (benefit) for income taxes; minority interest and other expense, net; interest expense, net; and depreciation and amortization expense plus interest and investment income, net.  “Adjusted EBITDA” is calculated by adding back to EBITDA restructuring charges and non-cash option and restricted stock expense and by deducting from EBITDA specified results of TruGreen LandCare, a California general partnership, TruGreen LandCare L.L.C., a Delaware limited liability company, and their respective subsidiaries (collectively, “LandCare”).  LandCare will be designated as an “unrestricted subsidiary” under the credit agreement for our new senior secured credit facilities upon the closing of the Merger and is anticipated to be transferred to Parent or one of its affiliates after the closing of the Merger.  “Run Rate Adjusted EBITDA” is calculated to give effect to certain anticipated cost savings and to reflect the estimated annualized impact of other cost savings and of acquisitions completed in the twelve months ended March 31, 2007 (the “LTM period”), as described in the exhibit.  In addition, we present Run Rate Adjusted EBITDA for our segments as a percentage of our Run Rate Adjusted EBITDA, excluding Corporate Operations, because we believe this information provides investors with important information to evaluate the performance of our businesses and their relative contribution to our overall financial results without giving effect to our Corporate Operations, including operating loss from Corporate Operations.  Corporate Operations consist primarily of certain senior executive, accounting, finance, marketing, information technology, sourcing, human resources and legal functions, and also include certain compensation awards based on consolidated results.

We use EBITDA and Adjusted EBITDA to facilitate operating performance comparisons from period to period. We believe EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest income and expense), taxation and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance. We further believe that EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an EBITDA measure when reporting their results. We use Adjusted EBITDA as a supplemental measure to assess our performance because it excludes restructuring charges and non-cash option and restricted stock expense. We present Adjusted EBITDA because we believe that it is useful for investors to analyze disclosures of our operating results on the same basis as that used by our management.  We present Run Rate Adjusted EBITDA as a supplemental measure to assess our performance because it gives effect to certain anticipated cost savings and reflects the estimated annualized impact of acquisitions completed in the LTM Period.

EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA are not necessarily comparable to other similarly titled financial measures of other companies due to the potential inconsistencies in the method of calculation.  EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation or as substitutes for analyzing our results as reported under GAAP. Some of these limitations are:

•                  EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;

•                  EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA do not reflect our interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;

•                  EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes;

•                  EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA do not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA do not reflect any cash requirements for such replacements;

•                  other companies in our industries may calculate EBITDA, Adjusted EBITDA and Run Rate Adjusted EBITDA differently, limiting their usefulness as comparative measures; and

•                  adjustments to get to Run Rate Adjusted EBITDA are based on current estimates, which are subject to change based on a variety of factors.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.

99.1                           Information regarding the Company’s business prepared in connection with the financing activities related to the Merger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2007	THE SERVICEMASTER COMPANY

	By:	/s/ Jim L. Kaput
Jim L. Kaput
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99.1	Information regarding the Company’s business prepared in connection with the financing activities related to the Merger.